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     As filed with the Securities and Exchange Commission on September 6, 2006

                                                     Registration No. 333-133849
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 1
                                     TO THE
                                    FORM S-1
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933




                              LIBERTY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

         MISSOURI                                6035                               20-4447023
(State or other jurisdiction          (Primary Standard Industrial       (I.R.S. Employer Identification No.)
of incorporation or organization)      Classification Code Number)
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                             16 WEST FRANKLIN STREET
                             LIBERTY, MISSOURI 64068
                                 (816) 781-4822

               (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)




                                 BRENT M. GILES
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              LIBERTY BANCORP, INC.
                             16 WEST FRANKLIN STREET
                             LIBERTY, MISSOURI 64068
                                 (816) 781-4822

(Name, address, including zip code, and telephone number, including area code, of agent for service)




                                   COPIES TO:

                             JOEL E. RAPPOPORT, ESQ.
                          MULDOON MURPHY & AGUGGIA LLP
                           5101 WISCONSIN AVENUE, N.W.
                             WASHINGTON, D.C. 20016
                                 (202) 362-0840




                   Sale to the public concluded July 21, 2006.



================================================================================


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      This Post-Effective Amendment No. 1 is filed for the purpose of deregistering 688,527 shares of the $.01 par value common stock (the "Common
Stock") of Liberty Bancorp, Inc. (the "Company"), heretofore registered and offered pursuant to the terms of the Prospectus dated May 15, 2006. The remaining 4,760,173 shares registered pursuant to this Registration Statement on
Form S-1 have been issued in accordance with the Prospectus in the Subscription and Community Offerings described therein.

      The Company has determined that no further shares will be offered, sold, issued and/or exchanged pursuant to the Prospectus. The Company therefore requests deregistration of the unissued shares of Common Stock pursuant to this Registration Statement as soon as it practicable after the filing of this Post-Effective Amendment No. 1.







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                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Liberty, State of Missouri, on September 6, 2006.

                                        LIBERTY BANCORP, INC.



                                        By: /s/ Brent M. Giles
                                            ------------------------------------
                                            Brent M. Giles
                                            President, Chief Executive Officer
                                            and Director
                                            (duly authorized representative)

      In accordance with the requirements of the Securities Act of 1933, this registration statement was signed by the following persons in the capacities and on the dates stated.

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
Name                       Title                                                Date
----                       -----                                                ----


/s/ Brent M. Giles         President, Chief Executive Officer                   September 6, 2006
-----------------------    and Director
Brent M. Giles             (principal executive officer)


/s/ Marc J. Weishaar
-----------------------    Senior Vice President and
Marc J. Weishaar           Chief Financial Officer                              September 6, 2006
                           (principal accounting and financial
                           officer)


        *
-----------------------    Chairman of the Board
Daniel G. O'Dell


        *
-----------------------    Director
Ralph W. Brant, Jr.


        *
-----------------------    Director
Steven K. Havens


        *
-----------------------    Director
Robert T. Sevier


        *
-----------------------    Director
Marvin J. Weishaar

*Pursuant to the Powers of Attorney filed as Exhibit 24.0 to the Registration
Statement on Form SB-2 for Liberty Bancorp, Inc. filed on March 3, 2006.

/s/ Brent M. Giles
-----------------------         September 6, 2006
Brent M. Giles

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